Exhibit 10.16

GLOBAL EAGLE ENTERTAINMENT INC.

AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN

UNRESTRICTED STOCK GRANT NOTICE

To:	Abel Avellan (referred to herein as “you”)

Number of Shares:	175,000

Global Eagle Entertainment Inc. (the “Company”) is pleased to confirm that you have hereby been granted an award (this “Award”) of 175,000 Shares of Restricted Stock of the Company, effective as of the date of the closing of the acquisition (the “Acquisition”) by the Company of EMC Intermediate, LLC (“EMC”) pursuant to the Interest Purchase Agreement, dated May 9, 2016, by and between the Company and EMC Acquisition Holdings, LLC (the “Award Date”), which Award shall vest in full immediately on the Award Date. The Award described in this notice (the “Notice”) is made under the Global Eagle Entertainment, Inc. Amended and Restated 2013 Equity Incentive Plan (as amended from time to time, the “Plan”), which is incorporated into this Agreement by reference. Any capitalized terms used herein that are otherwise undefined shall have the same meaning provided in the Plan.

This Award is in satisfaction of the grant of the Company’s Common Stock, par value $0.0001 per Share (the “Common Stock”), described in Section 4(iii) of your employment agreement with the Company entered into in connection with the Acquisition, dated July   , 2016.  The shares of Common Stock underlying the Award will be delivered to you as soon as practicable after the Award Date.

For this avoidance of doubt, this Award is fully vested and subject to no restrictions as of the Award Date. Notwithstanding the foregoing, as an employee and a holder of Shares in the Company, you remain subject to all applicable Company policies, including, but not limited to, any insider trading policy that may be adopted by the Company and maintained from time to time.

[Signature page follows]

[Unrestricted Stock Grant Notice]

Sincerely,

GLOBAL EAGLE ENTERTAINMENT INC.

By:	/s/ David M. Davis
	Name:	David M. Davis
	Title:	Chief Executive Officer

[Signature Page to GEE Inducement Plan - Unrestricted Stock Grant Agreement (Avellan)]

The undersigned hereby acknowledges, accepts, and agrees to all terms and provisions of the foregoing Notice.

/s/ Abel Avellan
Employee

July 27. 2016
Date

[Signature Page to GEE Inducement Plan - Unrestricted Stock Grant Agreement (Avellan)]